Exhibit 99.2

First Quarter Financial Supplement

March 31, 2018

Genworth

First Quarter Financial Supplement March 31, 2018

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Dear Investor,

Thank you for your continued interest in Genworth Financial.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) attributable to noncontrolling interests, net investment gains (losses), goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or resulting gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of impairments, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Goodwill impairments, gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

On December 22, 2017, the Tax Cuts and Jobs Act (TCJA) was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018. Therefore, in the first quarter of 2018, the company assumed a tax rate of 21% on certain adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (unless otherwise indicated). In the prior year, the company assumed a tax rate of 35%, the previous U.S. corporate federal income tax rate prior to the enactment of the TCJA, on certain adjustments to reconcile net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income. These adjustments are also net of the portion attributable to noncontrolling interests and net investment gains (losses) are adjusted for DAC and other intangible amortization and certain benefit reserves (see page 46).

In the third and first quarters of 2017, the company recorded a pre-tax expense of $1 million related to restructuring costs as the company continued to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. The financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 48 and 49 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income available to Genworth Financial, Inc.’s common stockholders to adjusted operating income for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

On December 22, 2017, the TCJA was signed into law. The TCJA reduced the U.S. corporate federal income tax rate to 21% effective for taxable years beginning on January 1, 2018 and migrated the worldwide tax system to a territorial international tax system. Therefore, beginning on January 1, 2018 the company taxed its international businesses at their local statutory tax rates and its domestic businesses at the new enacted tax rate of 21%. The company allocates its consolidated provision for income taxes to its operating segments. The allocation methodology applies a specific tax rate to the pre-tax income (loss) of each segment, which is then adjusted in each segment to reflect the tax attributes of items unique to that segment such as foreign income. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance. The company considers new insurance written to be a measure of the company’s operating performance because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of the company’s revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force. Insurance in-force for the mortgage insurance businesses is a measure of the aggregate original loan balance for outstanding insurance policies as of the respective reporting date. Risk in-force for the U.S. mortgage insurance business is based on the coverage percentage applied to the estimated current outstanding loan balance. For risk in-force in the mortgage insurance businesses in Canada and Australia, the company has computed an “effective” risk in-force amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor of 35% that represents the highest expected average per-claim payment for any one underwriting year over the life of the company’s mortgage insurance businesses in Canada and Australia. In Australia, the company has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor. The company considers insurance in-force and risk in-force to be measures of the company’s operating performance because they represent measures of the size of the business at a specific date which will generate revenues and profits in a future period, rather than measures of the company’s revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the mortgage insurance businesses, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$10,391	$10,391	$10,034	$9,923	$9,716
Total accumulated other comprehensive income	2,627	3,027	3,035	3,095	3,096

Total Genworth Financial, Inc.’s stockholders’ equity	$13,018	$13,418	$13,069	$13,018	$12,812

Book value per share	$26.00	$26.88	$26.19	$26.08	$25.68
Book value per share, excluding accumulated other comprehensive income	$20.76	$20.82	$20.10	$19.88	$19.47
Common shares outstanding as of the balance sheet date	500.6	499.2	499.1	499.1	498.9

	Twelve months ended
Twelve Month Rolling Average ROE	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
U.S. GAAP Basis ROE	7.7%	8.2%	3.5%	-1.5%	-1.8%
Operating ROE(1)	6.7%	7.0%	2.4%	-2.5%	-2.8%

	Three months ended
Quarterly Average ROE	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
U.S. GAAP Basis ROE	4.3%	13.8%	4.3%	8.2%	6.4%
Operating ROE(1)	4.8%	12.8%	3.0%	6.2%	5.9%

Basic and Diluted Shares	Three months ended March 31, 2018
Weighted-average common shares used in basic earnings per share calculations	499.6
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	3.1

Weighted-average common shares used in diluted earnings per share calculations	502.7

(1)	See page 48 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Consolidated Net Income by Quarter

(amounts in millions, except per share amounts)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1,140	$622	$1,135	$1,111	$1,136	$4,004
Net investment income	804	812	797	801	790	3,200
Net investment gains (losses)	(31)	45	85	101	34	265
Policy fees and other income	202	207	198	210	211	826

Total revenues	2,115	1,686	2,215	2,223	2,171	8,295

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,311	1,383	1,344	1,206	1,246	5,179
Interest credited	156	152	164	163	167	646
Acquisition and operating expenses, net of deferrals	240	247	265	240	270	1,022
Amortization of deferred acquisition costs and intangibles	104	119	83	139	94	435
Interest expense	76	75	73	74	62	284

Total benefits and expenses	1,887	1,976	1,929	1,822	1,839	7,566

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	228	(290)	286	401	332	729
Provision (benefit) for income taxes	63	(555)	102	130	116	(207)

INCOME FROM CONTINUING OPERATIONS	165	265	184	271	216	936
Loss from discontinued operations, net of taxes(1)	—	—	(9)	—	—	(9)

NET INCOME	165	265	175	271	216	927
Less: net income (loss) attributable to noncontrolling interests	53	(88)	68	69	61	110

NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$112	$353	$107	$202	$155	$817

Earnings Per Share Data:
Income from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.22	$0.71	$0.23	$0.40	$0.31	$1.66
Diluted	$0.22	$0.70	$0.23	$0.40	$0.31	$1.65
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.22	$0.71	$0.21	$0.40	$0.31	$1.64
Diluted	$0.22	$0.70	$0.21	$0.40	$0.31	$1.63
Weighted-average common shares outstanding
Basic	499.6	499.2	499.1	499.0	498.6	499.0
Diluted	502.7	502.1	501.6	501.2	501.0	501.4

(1)	Loss from discontinued operations related to the lifestyle protection insurance business that was sold on December 1, 2015. During the third quarter of 2017, the company recorded an additional after-tax loss of $9 million related to certain claims adjustments and tax items associated with the lifestyle protection insurance business.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Reconciliation of Net Income to Adjusted Operating Income

(amounts in millions, except per share amounts)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
NET INCOME AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$112	$353	$107	$202	$155	$817
Add: net income (loss) attributable to noncontrolling interests	53	(88)	68	69	61	110

NET INCOME	165	265	175	271	216	927
Loss from discontinued operations, net of taxes	—	—	(9)	—	—	(9)

INCOME FROM CONTINUING OPERATIONS	165	265	184	271	216	936
Less: income (loss) from continuing operations attributable to noncontrolling interests	53	(88)	68	69	61	110

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	112	353	116	202	155	826
ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	17	(41)	(62)	(79)	(20)	(202)
Expenses related to restructuring	—	—	1	—	1	2
Taxes on adjustments	(4)	14	21	28	7	70

ADJUSTED OPERATING INCOME	$125	$326	$76	$151	$143	$696

ADJUSTED OPERATING INCOME (LOSS):
U.S. Mortgage Insurance segment	$111	$74	$73	$91	$73	$311
Canada Mortgage Insurance segment	49	43	37	41	36	157
Australia Mortgage Insurance segment	19	(125)	12	12	13	(88)
U.S. Life Insurance segment:
Long-Term Care Insurance	(32)	17	(5)	33	14	59
Life Insurance	(1)	(85)	(9)	(1)	16	(79)
Fixed Annuities	28	(1)	13	7	23	42

Total U.S. Life Insurance segment	(5)	(69)	(1)	39	53	22

Runoff segment	10	13	13	11	14	51
Corporate and Other	(59)	390	(58)	(43)	(46)	243

ADJUSTED OPERATING INCOME	$125	$326	$76	$151	$143	$696

Earnings Per Share Data:
Net income available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.22	$0.71	$0.21	$0.40	$0.31	$1.64
Diluted	$0.22	$0.70	$0.21	$0.40	$0.31	$1.63
Adjusted operating income per share
Basic	$0.25	$0.65	$0.15	$0.30	$0.29	$1.40
Diluted	$0.25	$0.65	$0.15	$0.30	$0.29	$1.39
Weighted-average common shares outstanding
Basic	499.6	499.2	499.1	499.0	498.6	499.0
Diluted	502.7	502.1	501.6	501.2	501.0	501.4

(1)	Net investment (gains) losses were adjusted for the portion attributable to noncontrolling interests and DAC and other intangible amortization and certain benefit reserves (see page 46 for reconciliation).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$61,080	$62,525	$62,552	$61,944	$60,597
Equity securities, at fair value	799	820	765	855	709
Commercial mortgage loans	6,336	6,341	6,268	6,237	6,107
Restricted commercial mortgage loans related to securitization entities	99	107	111	118	122
Policy loans	1,789	1,786	1,818	1,824	1,761
Other invested assets	1,674	1,813	1,590	2,177	2,272
Restricted other invested assets related to securitization entities	—	—	—	81	84

Total investments	71,777	73,392	73,104	73,236	71,652
Cash, cash equivalents and restricted cash	2,843	2,875	2,836	2,853	3,018
Accrued investment income	698	644	639	599	717
Deferred acquisition costs	2,699	2,329	2,342	2,378	3,207
Intangible assets and goodwill	339	301	315	334	381
Reinsurance recoverable	17,482	17,569	17,553	17,609	17,681
Other assets	431	453	552	715	703
Deferred tax asset	602	504	24	23	—
Separate account assets	6,902	7,230	7,264	7,269	7,327

Total assets	$103,773	$105,297	$104,629	$105,016	$104,686

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Consolidated Balance Sheets

(amounts in millions)

	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$37,946	$38,472	$38,022	$37,772	$37,291
Policyholder account balances	23,751	24,195	24,531	24,971	25,383
Liability for policy and contract claims	9,651	9,594	9,384	9,239	9,295
Unearned premiums	3,797	3,967	3,512	3,400	3,370
Other liabilities	1,841	1,910	2,002	2,629	2,657
Borrowings related to securitization entities	32	40	59	63	68
Non-recourse funding obligations	310	310	310	310	310
Long-term borrowings	4,654	4,224	4,224	4,205	4,194
Deferred tax liability	27	27	234	162	75
Separate account liabilities	6,902	7,230	7,264	7,269	7,327

Total liabilities	88,911	89,969	89,542	90,020	89,970

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,979	11,977	11,973	11,969	11,964

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses):
Net unrealized gains (losses) on securities not other-than-temporarily impaired	905	1,075	1,098	1,170	1,233
Net unrealized gains (losses) on other-than-temporarily impaired securities	12	10	10	10	10

Net unrealized investment gains (losses)	917	1,085	1,108	1,180	1,243
Derivatives qualifying as hedges	1,927	2,065	2,052	2,064	2,036
Foreign currency translation and other adjustments	(217)	(123)	(125)	(149)	(183)

Total accumulated other comprehensive income	2,627	3,027	3,035	3,095	3,096
Retained earnings	1,111	1,113	760	653	451
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	13,018	13,418	13,069	13,018	12,812
Noncontrolling interests	1,844	1,910	2,018	1,978	1,904

Total equity	14,862	15,328	15,087	14,996	14,716

Total liabilities and equity	$103,773	$105,297	$104,629	$105,016	$104,686

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2018
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,089	$5,057	$2,543	$60,984	$2,749	$896	$75,318
Deferred acquisition costs and intangible assets	47	141	94	2,519	229	8	3,038
Reinsurance recoverable	—	—	—	16,697	785	—	17,482
Deferred tax and other assets	180	109	192	(267)	18	801	1,033
Separate account assets	—	—	—	—	6,902	—	6,902

Total assets	$3,316	$5,307	$2,829	$79,933	$10,683	$1,705	$103,773

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$37,944	$2	$—	$37,946
Policyholder account balances	—	—	—	20,765	2,986	—	23,751
Liability for policy and contract claims	415	84	211	8,921	13	7	9,651
Unearned premiums	411	1,606	1,240	535	5	—	3,797
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	52	239	180	553	46	798	1,868
Borrowings and capital securities	—	336	152	—	—	4,198	4,686
Separate account liabilities	—	—	—	—	6,902	—	6,902

Total liabilities	878	2,265	1,783	69,028	9,954	5,003	88,911

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,453	1,929	444	8,099	727	(3,261)	10,391
Allocated accumulated other comprehensive income (loss)	(15)	(201)	72	2,806	2	(37)	2,627

Total Genworth Financial, Inc.’s stockholders’ equity	2,438	1,728	516	10,905	729	(3,298)	13,018
Noncontrolling interests	—	1,314	530	—	—	—	1,844

Total equity	2,438	3,042	1,046	10,905	729	(3,298)	14,862

Total liabilities and equity	$3,316	$5,307	$2,829	$79,933	$10,683	$1,705	$103,773

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2017
	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$3,019	$5,293	$2,664	$62,994	$2,615	$326	$76,911
Deferred acquisition costs and intangible assets	48	147	102	2,101	224	8	2,630
Reinsurance recoverable	1	—	—	16,766	802	—	17,569
Deferred tax and other assets	205	94	207	(566)	36	981	957
Separate account assets	—	—	—	—	7,230	—	7,230

Total assets	$3,273	$5,534	$2,973	$81,295	$10,907	$1,315	$105,297

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$—	$—	$38,469	$3	$—	$38,472
Policyholder account balances	—	—	—	21,138	3,057	—	24,195
Liability for policy and contract claims	455	87	218	8,816	11	7	9,594
Unearned premiums	404	1,700	1,299	560	4	—	3,967
Non-recourse funding obligations	—	—	—	310	—	—	310
Deferred tax and other liabilities	71	281	189	483	49	864	1,937
Borrowings and capital securities	—	346	154	—	—	3,764	4,264
Separate account liabilities	—	—	—	—	7,230	—	7,230

Total liabilities	930	2,414	1,860	69,776	10,354	4,635	89,969

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	2,324	1,885	430	7,831	551	(2,630)	10,391
Allocated accumulated other comprehensive income (loss)	19	(112)	120	3,688	2	(690)	3,027

Total Genworth Financial, Inc.’s stockholders’ equity	2,343	1,773	550	11,519	553	(3,320)	13,418
Noncontrolling interests	—	1,347	563	—	—	—	1,910

Total equity	2,343	3,120	1,113	11,519	553	(3,320)	15,328

Total liabilities and equity	$3,273	$5,534	$2,973	$81,295	$10,907	$1,315	$105,297

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Deferred Acquisition Costs Rollforward

(amounts in millions)

	U.S. Mortgage Insurance	Canada Mortgage Insurance	Australia Mortgage Insurance	U.S. Life Insurance(1)	Runoff(2)	Corporate and Other	Total
Unamortized balance as of December 31, 2017	$28	$131	$49	$3,569	$222	$—	$3,999
Costs deferred	2	8	3	5	—	—	18
Amortization, net of interest accretion	(2)	(11)	(4)	(61)	(8)	—	(86)
Impact of foreign currency translation	—	(3)	(1)	—	—	—	(4)

Unamortized balance as of March 31, 2018	28	125	47	3,513	214	—	3,927
Effect of accumulated net unrealized investment (gains) losses	—	—	—	(1,233)	5	—	(1,228)

Balance as of March 31, 2018	$28	$125	$47	$2,280	$219	$—	$2,699

(1)	Amortization, net of interest accretion, included $1 million of amortization related to net investment gains for the policyholder account balances.
(2)	Amortization, net of interest accretion, included $2 million of amortization related to net investment gains for the policyholder account balances.

U.S. Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income and Sales—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$179	$181	$175	$170	$169	$695
Net investment income	21	20	18	18	17	73
Net investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	—	1	1	1	1	4

Total revenues	200	202	194	189	187	772

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	16	40	35	3	29	107
Acquisition and operating expenses, net of deferrals	39	41	43	41	40	165
Amortization of deferred acquisition costs and intangibles	4	4	3	3	4	14

Total benefits and expenses	59	85	81	47	73	286

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	141	117	113	142	114	486
Provision for income taxes	30	43	40	51	41	175

INCOME FROM CONTINUING OPERATIONS	111	74	73	91	73	311

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses	—	—	—	—	—	—
Taxes on adjustments	—	—	—	—	—	—

ADJUSTED OPERATING INCOME	$111	$74	$73	$91	$73	$311

SALES:
Flow New Insurance Written (NIW)	$9,000	$10,200	$11,300	$9,800	$7,600	$38,900

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Flow New Insurance Written Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018		2017
	1Q		4Q		3Q		2Q		1Q
	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW	Flow NIW	% of Flow NIW
Product
Monthly(1)	$7,300	81%	$7,900	77%	$8,600	76%	$7,900	81%	$6,100	80%
Single	1,700	19	2,300	23	2,700	24	1,900	19	1,500	20

Total Flow	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

FICO Scores
Over 735	$5,300	59%	$5,900	58%	$6,900	61%	$6,000	61%	$4,700	62%
680-735	3,000	33	3,400	33	3,500	31	3,100	32	2,300	30
660-679(2)	400	5	500	5	500	4	400	4	300	4
620-659	300	3	400	4	400	4	300	3	300	4
<620	—	—	—	—	—	—	—	—	—	—

Total Flow	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

Loan-To-Value Ratio
95.01% and above	$1,600	18%	$1,700	17%	$1,600	14%	$1,100	11%	$800	11%
90.01% to 95.00%	3,900	43	4,500	44	5,200	46	4,700	48	3,500	46
85.01% to 90.00%	2,500	28	2,900	28	3,300	29	2,900	30	2,300	30
85.00% and below	1,000	11	1,100	11	1,200	11	1,100	11	1,000	13

Total Flow	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

Origination
Purchase	$8,000	89%	$9,100	89%	$10,300	91%	$9,000	92%	$6,300	83%
Refinance	1,000	11	1,100	11	1,000	9	800	8	1,300	17

Total Flow	$9,000	100%	$10,200	100%	$11,300	100%	$9,800	100%	$7,600	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Other Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$185	$196	$200	$186	$175	$757

Flow New Risk Written	$2,247	$2,539	$2,846	$2,478	$1,864	$9,727

Primary Insurance In-Force(1)	$154,900	$151,800	$148,000	$143,000	$139,300
Risk In-Force
Flow(2)	$37,252	$36,498	$35,567	$34,286	$33,347
Bulk(3)	202	212	252	257	266

Total Primary	37,454	36,710	35,819	34,543	33,613
Pool	80	83	86	92	96

Total Risk In-Force	$37,534	$36,793	$35,905	$34,635	$33,709

Primary Risk In-Force That Is GSE Conforming	94%	94%	95%	95%	95%

Expense Ratio (Net Earned Premiums)(4)	24%	25%	26%	26%	26%	26%

Expense Ratio (Net Premiums Written)(5)	23%	23%	23%	24%	25%	24%

Flow Persistency	84%	83%	83%	82%	83%

Risk To Capital Ratio(6)	12.5:1	12.7:1	12.8:1	13.0:1	13.6:1

PMIERs Sufficiency Ratio(7)	124%	121%	122%	122%	118%

Average Primary Loan Size (in thousands)	$207	$205	$203	$200	$198

The expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate loan balances for outstanding insurance policies and is used to determine premiums. Original loan balances are presented for policies with level renewal premiums. Amortized loan balances are presented for policies with annual, amortizing renewal premiums.
(2)	Flow risk in-force represents current loan balances as provided by servicers, lenders and investors and conform to the presentation under the Private Mortgage Insurer Eligibility Requirements (PMIERs).
(3)	As of March 31, 2018, 88% of the bulk risk in-force was related to loans financed by lenders who participated in the mortgage programs sponsored by the Federal Home Loan Banks.
(4)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(5)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(6)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the U.S. mortgage insurance business.
(7)	The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within the current PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing for the U.S. mortgage insurance business. As of March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, the PMIERs sufficiency ratios were in excess of $600 million, $550 million, $500 million, $500 million and $400 million, respectively, of available assets above the current PMIERs requirements. The PMIERs sufficiency ratio as of March 31, 2018 and December 31, 2017 was negatively impacted by approximately four points by the increase in new delinquencies in areas impacted by hurricanes Harvey and Irma.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Loss Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims
Flow
Direct(1)	$53	$41	$62	$92	$76	$271
Assumed(2)	1	1	—	—	2	3
Ceded	(1)	—	—	—	(1)	(1)
Loss adjustment expenses	2	2	2	2	2	8

Total Flow	55	44	64	94	79	281
Bulk	1	1	1	1	1	4

Total Primary	56	45	65	95	80	285
Pool	—	—	1	1	—	2

Total Paid Claims	$56	$45	$66	$96	$80	$287

Average Paid Claim (in thousands)(1)	$47.5	$51.0	$50.6	$46.6	$51.2

Average Reserve Per Delinquency (in thousands)
Flow(3)	$20.2	$19.7	$22.6	$24.1	$25.8
Bulk loans with established reserve	17.6	18.1	18.7	19.5	19.1

Reserves:
Flow direct case	$372	$408	$412	$440	$530
Bulk direct case	8	10	11	12	12
Assumed(2)	2	3	3	4	4
All other(4)	33	34	34	34	37

Total Reserves	$415	$455	$460	$490	$583

Beginning Reserves	$455	$460	$490	$583	$635	$635
Paid claims	(57)	(45)	(66)	(96)	(81)	(288)
Increase in reserves	17	40	36	3	29	108

Ending Reserves	$415	$455	$460	$490	$583	$455

Beginning Reinsurance Recoverable(5)	$1	$1	$1	$1	$2	$2
Ceded paid claims	(1)	—	—	—	(1)	(1)

Ending Reinsurance Recoverable	$—	$1	$1	$1	$1	$1

Loss Ratio(6)	9%	22%	20%	2%	17%	15%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Direct paid claims and average paid claim in the second quarter of 2017 included payments in relation to an agreement on non-performing loans.
(2)	Assumed is comprised of reinsurance arrangements with state governmental housing finance agencies.
(3)	Average reserve per delinquency in the fourth quarter of 2017 reflected a decrease in the hurricanes Harvey and Irma impacted areas. There were approximately three thousand new delinquencies in impacted areas. However, the company’s experience indicated that these delinquencies had different ultimate claim rates and, therefore, the company lowered its expected claim frequency for the incremental delinquencies.
(4)	Other includes loss adjustment expenses, pool and incurred but not reported reserves.
(5)	Reinsurance recoverable excludes ceded unearned premium recoveries and amounts for which cash proceeds have not yet been received.
(6)	The ratio of benefits and other changes in policy reserves to net earned premiums. The fourth quarter of 2017 reflected an increase in the hurricanes Harvey and Irma impacted areas, which negatively impacted benefits and other changes in policy reserves by approximately $5 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Delinquency Metrics—U.S. Mortgage Insurance Segment

(dollar amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Number of Primary Delinquencies
Flow(1)	20,007	22,483	19,765	19,733	22,036
Bulk loans with an established reserve	494	614	631	653	695
Bulk loans with no reserve(2)	101	91	112	291	288

Total Number of Primary Delinquencies	20,602	23,188	20,508	20,677	23,019

Beginning Number of Primary Delinquencies	23,188	20,508	20,677	23,019	25,709	25,709
New delinquencies(1)	8,409	11,979	8,753	7,776	8,456	36,964
Delinquency cures(1)	(9,840)	(8,419)	(7,654)	(8,085)	(9,583)	(33,741)
Paid claims	(1,155)	(880)	(1,268)	(2,033)	(1,563)	(5,744)

Ending Number of Primary Delinquencies	20,602	23,188	20,508	20,677	23,019	23,188

Composition of Cures
Reported delinquent and cured-intraquarter	2,288	2,007	1,713	1,697	2,350
Number of missed payments delinquent prior to cure:
3 payments or less	5,413	4,547	4,104	4,285	5,375
4 -11 payments	1,719	1,346	1,305	1,678	1,432
12 payments or more	420	519	532	425	426

Total(1)	9,840	8,419	7,654	8,085	9,583

Primary Delinquencies by Missed Payment Status
3 payments or less	8,335	10,852	8,542	7,877	8,114
4 - 11 payments	6,875	6,319	5,420	5,520	6,341
12 payments or more	5,392	6,017	6,546	7,280	8,564

Primary Delinquencies(1)	20,602	23,188	20,508	20,677	23,019

	March 31, 2018
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	8,095	$39	$357	11%
4 - 11 payments in default	6,761	124	316	39%
12 payments or more in default	5,151	209	254	82%

Total	20,007	$372	$927	40%

	December 31, 2017
Flow Delinquencies and Percentage Reserved by Payment Status	Delinquencies(1)	Direct Case Reserves(3)	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	10,594	$46	$474	10%
4 - 11 payments in default	6,178	125	279	45%
12 payments or more in default	5,711	237	281	84%

Total	22,483	$408	$1,034	39%

(1)	The number of delinquencies, new delinquencies and delinquency cures in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.
(2)	Reserves were not established on loans where the company was in a secondary loss position due to an existing deductible and the company believes they currently have no risk for claim.
(3)	Direct flow case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

	2018	2017
	1Q	4Q	3Q	2Q	1Q
Primary Loans
Primary loans in-force	749,145	742,094	730,174	714,254	703,214
Primary delinquent loans(1)	20,602	23,188	20,508	20,677	23,019
Primary delinquency rate(1)	2.75%	3.12%	2.81%	2.89%	3.27%

Flow loans in-force	734,411	725,748	712,848	695,383	683,532
Flow delinquent loans(1)	20,007	22,483	19,765	19,733	22,036
Flow delinquency rate(1)	2.72%	3.10%	2.77%	2.84%	3.22%

Bulk loans in-force	14,734	16,346	17,326	18,871	19,682
Bulk delinquent loans	595	705	743	944	983
Bulk delinquency rate	4.04%	4.31%	4.29%	5.00%	4.99%

A minus and sub-prime loans in-force	17,964	18,912	19,828	20,797	22,056
A minus and sub-prime delinquent loans	3,557	4,054	4,080	4,148	4,572
A minus and sub-prime delinquency rate	19.80%	21.44%	20.58%	19.95%	20.73%

Pool Loans
Pool loans in-force	4,961	5,039	5,145	5,406	5,586
Pool delinquent loans	220	249	252	276	276
Pool delinquency rate	4.43%	4.94%	4.90%	5.11%	4.94%

Primary Risk In-Force by Credit Quality
Over 735	57%	57%	57%	56%	55%
680-735	32%	31%	31%	31%	31%
660-679(2)	5%	6%	6%	6%	6%
620-659	5%	5%	5%	5%	6%
<620	1%	1%	1%	2%	2%

(1)	Delinquent loans and delinquency rates in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Portfolio Quality Metrics—U.S. Mortgage Insurance Segment

(amounts in millions)

	March 31, 2018
Policy Year	Average Rate(1)	% of Total Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.02%	9.4%	$2,031	1.3%	$386	1.0%	12.64%
2005	5.59%	8.7	1,930	1.2	456	1.2	11.73%
2006	5.72%	14.3	3,597	2.3	841	2.2	11.24%
2007	5.65%	30.9	9,417	6.1	2,190	5.9	10.36%
2008	5.18%	14.8	7,825	5.1	1,807	4.8	6.31%
2009	4.91%	0.7	703	0.5	149	0.4	2.65%
2010	4.66%	0.5	856	0.5	198	0.5	1.89%
2011	4.54%	0.7	1,431	0.9	335	0.9	1.91%
2012	3.85%	0.9	3,857	2.5	935	2.5	1.08%
2013	4.06%	1.9	7,166	4.6	1,770	4.7	1.27%
2014	4.44%	4.2	11,151	7.2	2,714	7.3	1.79%
2015	4.12%	5.4	21,516	13.9	5,249	14.0	1.35%
2016	3.86%	5.6	37,280	24.1	9,025	24.1	0.89%
2017	4.24%	2.0	37,129	24.0	9,166	24.5	0.44%
2018	4.39%	—	8,970	5.8	2,233	6.0	0.03%

Total	4.43%	100.0%	$154,859	100.0%	$37,454	100.0%	2.75%

	March 31, 2018		December 31, 2017		March 31, 2017
	Primary Risk In-Force	Primary Delinquency Rate	Primary Risk In-Force	Primary Delinquency Rate(3)	Primary Risk In-Force	Primary Delinquency Rate
Lender concentration (by original applicant)	$37,454	2.75%	$36,710	3.12%	$33,613	3.27%
Top 10 lenders	$10,935	3.29%	$10,686	3.73%	$10,356	4.21%
Top 20 lenders	$14,604	3.18%	$14,288	3.64%	$13,689	3.70%

Loan-to-value ratio
95.01% and above	$6,245	4.96%	$6,057	5.77%	$5,653	6.21%
90.01% to 95.00%	19,474	2.06%	19,043	2.35%	17,122	2.24%
80.01% to 90.00%	11,544	2.36%	11,410	2.62%	10,590	2.89%
80.00% and below	191	2.89%	200	3.08%	248	3.20%

Total	$37,454	2.75%	$36,710	3.12%	$33,613	3.27%

Loan grade
Prime	$36,826	2.33%	$36,049	2.65%	$32,837	2.71%
A minus and sub-prime	628	19.80%	661	21.44%	776	20.73%

Total	$37,454	2.75%	$36,710	3.12%	$33,613	3.27%

(1)	Average Annual Mortgage Interest Rate.
(2)	Total reserves were $415 million as of March 31, 2018.
(3)	Delinquency rates in the fourth quarter of 2017 reflected increases in the hurricanes Harvey and Irma impacted areas.

Canada Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income and Sales—Canada Mortgage Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$139	$136	$131	$126	$126	$519
Net investment income	34	36	33	31	32	132
Net investment gains (losses)	(15)	15	55	47	11	128
Policy fees and other income	—	—	1	—	—	1

Total revenues	158	187	220	204	169	780

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	18	12	18	4	20	54
Acquisition and operating expenses, net of deferrals	17	23	20	16	21	80
Amortization of deferred acquisition costs and intangibles	10	11	11	11	10	43
Interest expense	5	5	4	5	4	18

Total benefits and expenses	50	51	53	36	55	195

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	108	136	167	168	114	585
Provision for income taxes	30	44	55	56	36	191

INCOME FROM CONTINUING OPERATIONS	78	92	112	112	78	394
Less: income from continuing operations attributable to noncontrolling interests	36	44	54	54	38	190

INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	42	48	58	58	40	204

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	9	(9)	(32)	(27)	(6)	(74)
Expenses related to restructuring	—	—	1	—	—	1
Taxes on adjustments	(2)	4	10	10	2	26

ADJUSTED OPERATING INCOME(2)	$49	$43	$37	$41	$36	$157

SALES:
New Insurance Written (NIW)
Flow	$2,500	$3,600	$4,400	$3,700	$2,300	$14,000
Bulk	900	800	600	800	8,000	10,200

Total Canada NIW(3)	$3,400	$4,400	$5,000	$4,500	$10,300	$24,200

(1) Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:
Net investment (gains) losses, gross	$15	$(15)	$(55)	$(47)	$(11)	$(128)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(6)	6	23	20	5	54

Net investment (gains) losses, net	$9	$(9)	$(32)	$(27)	$(6)	$(74)

(2)	Adjusted operating income for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $46 million for the three months ended March 31, 2018.
(3)	New insurance written for the Canadian platform adjusted for foreign exchange as compared to the prior year period was $3,300 million for the three months ended March 31, 2018.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$92	$131	$156	$126	$96	$509
Loss Ratio(1)	13%	9%	14%	4%	16%	10%
Expense Ratio (Net Earned Premiums)(2)	20%	25%	23%	21%	25%	24%
Expense Ratio (Net Premiums Written)(3)	30%	26%	20%	21%	32%	24%

Primary Insurance In-Force(4)	$384,600	$392,500	$390,700	$371,500	$358,900
Primary Risk In-Force(5)
Flow	$90,500	$92,300	$91,400	$86,500	$83,200
Bulk	44,100	45,100	45,300	43,500	42,400

Total	$134,600	$137,400	$136,700	$130,000	$125,600

	March 31, 2018			December 31, 2017
Risk In-Force by Loan-To-Value Ratio(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$44,793	$44,793	$—	$45,545	$45,545	$—
90.01% to 95.00%	26,869	26,869	—	27,424	27,424	—
80.01% to 90.00%	15,681	15,678	3	16,054	16,051	3
80.00% and below	47,252	3,136	44,116	48,353	3,215	45,138

Total	$134,595	$90,476	$44,119	$137,376	$92,235	$45,141

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles.
(4)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding balances in Canada from almost all of its customers. As a result, the company estimates that the outstanding balance of insured mortgages was approximately $168.0 billion, $174.0 billion, $178.0 billion, $174.0 billion and $170.0 billion as of March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively. This is based on the extrapolation of the amounts reported by lenders to the entire insured population.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Canada has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Insured loans in-force(1),(2)	2,123,727	2,110,324	2,098,771	2,082,586	2,074,984
Insured delinquent loans	1,723	1,718	1,759	1,809	2,082
Insured delinquency rate(2),(3)	0.08%	0.08%	0.08%	0.09%	0.10%

Flow loans in-force(1)	1,456,573	1,447,794	1,434,662	1,418,076	1,402,813
Flow delinquent loans	1,385	1,369	1,434	1,476	1,697
Flow delinquency rate(3)	0.10%	0.09%	0.10%	0.10%	0.12%

Bulk loans in-force(1)	667,154	662,530	664,109	664,510	672,171
Bulk delinquent loans	338	349	325	333	385
Bulk delinquency rate(3)	0.05%	0.05%	0.05%	0.05%	0.06%

Loss Metrics	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Beginning Reserves	$87	$97	$94	$109	$112
Paid claims(4)	(19)	(21)	(19)	(21)	(24)
Increase in reserves	18	12	18	4	20
Impact of changes in foreign exchange rates	(2)	(1)	4	2	1

Ending Reserves	$84	$87	$97	$94	$109

	March 31, 2018		December 31, 2017		March 31, 2017
Province and Territory	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
Ontario	47%	0.03%	47%	0.03%	48%	0.04%
Alberta	16	0.17%	16	0.17%	16	0.21%
British Columbia	15	0.04%	15	0.05%	15	0.06%
Quebec	13	0.10%	13	0.11%	13	0.15%
Saskatchewan	3	0.30%	3	0.28%	3	0.27%
Nova Scotia	2	0.15%	2	0.16%	2	0.21%
Manitoba	2	0.10%	2	0.08%	2	0.09%
New Brunswick	1	0.17%	1	0.16%	1	0.18%
All Other	1	0.19%	1	0.17%	—	0.19%

Total	100%	0.08%	100%	0.08%	100%	0.10%

By Policy Year
2009 and prior	36%	0.04%	36%	0.04%	38%	0.06%
2010	5	0.12%	5	0.11%	5	0.17%
2011	5	0.15%	5	0.16%	5	0.23%
2012	6	0.18%	6	0.18%	7	0.23%
2013	6	0.17%	7	0.17%	7	0.20%
2014	8	0.16%	8	0.17%	8	0.16%
2015	11	0.10%	12	0.10%	12	0.10%
2016	14	0.07%	14	0.05%	14	0.04%
2017	7	0.03%	7	0.02%	4	—%
2018	2	—%	—	—%	—	—%

Total	100%	0.08%	100%	0.08%	100%	0.10%

(1)	Insured loans in-force represent the original number of loans insured for which the coverage term has not expired, and for which no policy level cancellation or termination has been received.
(2)	As part of an ongoing effort to improve the estimate of outstanding insurance exposure, the company is receiving updated outstanding loans in-force in Canada from almost all of its customers. As a result, the company estimates that the outstanding loans in-force were 946,000 as of March 31, 2018, 949,000 as of December 31, 2017, 967,000 as of September 30, 2017, 981,000 as of June 30, 2017 and 978,000 as of March 31, 2017. This is based on the extrapolation of the amounts reported by lenders to the entire insured population. The corresponding insured delinquency rate was 0.18% as of March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017 and 0.21% as of March 31, 2017.
(3)	Delinquency rates are based on insured loans in-force.
(4)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Selected Key Performance Measures—Canada Mortgage Insurance Segment

(Canadian dollar amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$23	$25	$25	$30	$28	$108
Bulk	2	2	1	2	3	8

Total Paid Claims	$25	$27	$26	$32	$31	$116

Average Paid Claim (in thousands)	$68.5	$68.8	$66.6	$73.6	$65.3

Average Reserve Per Delinquency (in thousands)	$62.7	$63.5	$68.8	$67.8	$69.7

Loss Metrics
Beginning Reserves	$109	$121	$123	$145	$151	$151
Paid claims(1)	(25)	(27)	(26)	(32)	(31)	(116)
Increase in reserves	24	15	24	10	25	74

Ending Reserves	$108	$109	$121	$123	$145	$109

Loan Amount(2)

Over $550K	8%	8%	8%	8%	8%
$400K to $550K	15	15	14	14	14
$250K to $400K	34	34	34	34	34
$100K to $250K	39	39	40	40	40
$100K or Less	4	4	4	4	4

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)	$233	$233	$232	$231	$230

All amounts presented in Canadian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.

Australia Mortgage Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income (Loss) and Sales—Australia Mortgage Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$98	$(377)	$78	$78	$81	$(140)
Net investment income	17	18	19	17	21	75
Net investment gains (losses)	(9)	2	1	2	20	25
Policy fees and other income	1	—	—	—	—	—

Total revenues	107	(357)	98	97	122	(40)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	30	25	29	27	28	109
Acquisition and operating expenses, net of deferrals	17	17	18	9	23	67
Amortization of deferred acquisition costs and intangibles(1)	11	(7)	10	17	4	24
Interest expense	2	2	3	2	2	9

Total benefits and expenses	60	37	60	55	57	209

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	47	(394)	38	42	65	(249)
Provision (benefit) for income taxes	14	(138)	12	14	22	(90)

INCOME (LOSS) FROM CONTINUING OPERATIONS	33	(256)	26	28	43	(159)
Less: income (loss) from continuing operations attributable to noncontrolling interests	17	(132)	14	15	23	(80)

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	16	(124)	12	13	20	(79)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(2)	4	(1)	(1)	—	(11)	(13)
Taxes on adjustments	(1)	—	1	(1)	4	4

ADJUSTED OPERATING INCOME (LOSS)(1),(3)	$19	$(125)	$12	$12	$13	$(88)

SALES:
New Insurance Written (NIW)
Flow	$3,400	$4,200	$3,700	$4,100	$4,100	$16,100
Bulk	—	—	600	600	1,000	2,200

Total Australia NIW(4),(5)	$3,400	$4,200	$4,300	$4,700	$5,100	$18,300

(1)   In the fourth quarter of 2017, the Australian platform adopted new premium recognition factors. These refinements decreased premiums by $468 million and decreased amortization of deferred acquisition costs and intangibles by $18 million in the fourth quarter of 2017. After noncontrolling interests and taxes, these adjustments unfavorably impacted adjusted operating income (loss) by $141 million in the fourth quarter of 2017.

(2)   Net investment (gains) losses were adjusted for the portion of net investment gains (losses) attributable to noncontrolling interests as reconciled below:

Net investment (gains) losses, gross	$9	$(2)	$(1)	$(2)	$(20)	$(25)
Adjustment for net investment gains (losses) attributable to noncontrolling interests	(5)	1	—	2	9	12

Net investment (gains) losses, net	$4	$(1)	$(1)	$—	$(11)	$(13)

(3)	Adjusted operating income (loss) for the Australian platform adjusted for foreign exchange as compared to the prior year period was $18 million for the three months ended March 31, 2018.
(4)	New insurance written for the Australian platform adjusted for foreign exchange as compared to the prior year period was $3,200 million for the three months ended March 31, 2018.
(5)	The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The new insurance written associated with these arrangements is excluded from these metrics.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Net Premiums Written	$60	$63	$56	$58	$54	$231
Loss Ratio(1)	30%	-7%	37%	34%	35%	-79%
Expense Ratio (Net Earned Premiums)(2)	29%	-3%	37%	34%	33%	-65%
Expense Ratio (Net Premiums Written)(3)	47%	15%	51%	46%	49%	39%

Primary Insurance In-Force(4)	$246,300	$251,400	$252,200	$247,700	$246,400
Primary Risk In-Force(4),(5)
Flow	$79,600	$81,200	$81,300	$80,000	$79,700
Bulk	6,100	6,300	6,400	6,200	6,000

Total	$85,700	$87,500	$87,700	$86,200	$85,700

	March 31, 2018			December 31, 2017
Risk In-Force by Loan-To-Value Ratio(4),(6)	Primary	Flow	Bulk	Primary	Flow	Bulk
95.01% and above	$13,362	$13,362	$—	$13,849	$13,849	$—
90.01% to 95.00%	23,489	23,483	6	23,849	23,843	6
80.01% to 90.00%	24,358	24,289	69	24,524	24,454	70
80.00% and below	24,510	18,436	6,074	25,258	18,994	6,264

Total	$85,719	$79,570	$6,149	$87,480	$81,140	$6,340

The loss and expense ratios included above were calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of benefits and other changes in policy reserves to net earned premiums. During the fourth quarter of 2017, the company decreased net earned premiums $468 million from refinements to premium recognition factors. This adjustment reduced the loss ratio by 35 percentage points and 112 percentage points for the three and twelve months ended December 31, 2017, respectively.
(2)	The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. During the fourth quarter of 2017, the company decreased net earned premiums $468 million and DAC amortization $18 million from refinements to premium recognition factors. These adjustments reduced the expense ratio (net earned premiums) by 33 percentage points and 98 percentage points for the three and twelve months ended December 31, 2017, respectively.
(3)	The ratio of an insurer’s general expenses to net premiums written. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. During the fourth quarter of 2017, the company decreased DAC amortization $18 million from refinements to premium recognition factors. This adjustment reduced the expense ratio (net premiums written) by 29 percentage points and eight percentage points for the three and twelve months ended December 31, 2017, respectively.
(4)	The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The insurance in-force and risk in-force associated with these arrangements are excluded from these metrics. The risk in-force on these transactions as of March 31, 2018 was approximately $160 million.
(5)	The business currently provides 100% coverage on the majority of the loans the company insures. For the purpose of representing the risk in-force, Australia has computed an “effective risk in-force” amount which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents the highest expected average per-claim payment for any one underwriting year over the life of the business. This factor was 35% for all periods presented. Australia also has certain risk share arrangements where it provides pro-rata coverage of certain loans rather than 100% coverage. As a result, for loans with these risk share arrangements, the applicable pro-rata coverage amount provided is used when applying the factor.
(6)	Loan amount in loan-to-value ratio calculation includes capitalized premiums, where applicable.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(dollar amounts in millions)

Primary Insurance(1)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Insured loans in-force	1,407,431	1,416,525	1,422,501	1,438,100	1,443,836
Insured delinquent loans	6,958	6,696	7,146	7,285	6,926
Insured delinquency rate	0.49%	0.47%	0.50%	0.51%	0.48%

Flow loans in-force	1,296,055	1,303,928	1,308,998	1,325,477	1,332,468
Flow delinquent loans	6,735	6,476	6,912	7,007	6,650
Flow delinquency rate	0.52%	0.50%	0.53%	0.53%	0.50%

Bulk loans in-force	111,376	112,597	113,503	112,623	111,368
Bulk delinquent loans	223	220	234	278	276
Bulk delinquency rate	0.20%	0.20%	0.21%	0.25%	0.25%

Loss Metrics	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Beginning Reserves	$218	$232	$231	$227	$211
Paid claims(2)	(35)	(41)	(33)	(30)	(25)
Increase in reserves	31	27	29	33	28
Impact of changes in foreign exchange rates	(3)	—	5	1	13

Ending Reserves	$211	$218	$232	$231	$227

	March 31, 2018		December 31, 2017		March 31, 2017
State and Territory(1)	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate	% of Primary Risk In-Force	Primary Delinquency Rate
New South Wales	28%	0.33%	28%	0.31%	28%	0.31%
Queensland	23	0.67%	23	0.67%	23	0.68%
Victoria	23	0.39%	23	0.37%	23	0.38%
Western Australia	12	0.88%	12	0.83%	12	0.78%
South Australia	6	0.63%	6	0.60%	6	0.66%
Australian Capital Territory	3	0.18%	3	0.14%	3	0.19%
Tasmania	2	0.32%	2	0.32%	2	0.36%
New Zealand	2	0.06%	2	0.04%	2	0.07%
Northern Territory	1	0.52%	1	0.48%	1	0.42%

Total	100%	0.49%	100%	0.47%	100%	0.48%

By Policy Year(1)
2009 and prior	43%	0.45%	44%	0.43%	46%	0.46%
2010	4	0.56%	5	0.53%	5	0.60%
2011	5	0.65%	5	0.64%	5	0.69%
2012	6	0.87%	7	0.84%	7	0.79%
2013	7	0.77%	8	0.74%	8	0.66%
2014	8	0.71%	9	0.64%	10	0.58%
2015	8	0.47%	8	0.43%	9	0.28%
2016	7	0.26%	7	0.22%	8	0.05%
2017	6	0.06%	7	0.03%	2	—%
2018	6	—%	—	—%	—	—%

Total	100%	0.49%	100%	0.47%	100%	0.48%

(1)	The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The loans in-force, including delinquent loans, and risk in-force associated with these arrangements are excluded from these metrics.
(2)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Selected Key Performance Measures—Australia Mortgage Insurance Segment

(Australian dollar amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Paid Claims(1)
Flow	$44	$51	$42	$40	$33	$166
Bulk	—	1	—	—	—	1

Total Paid Claims	$44	$52	$42	$40	$33	$167

Average Paid Claim (in thousands)	$119.5	$134.4	$110.6	$112.7	$92.5

Average Reserve Per Delinquency (in thousands)	$39.4	$41.8	$41.5	$41.3	$42.8

Loss Metrics
Beginning Reserves	$280	$297	$301	$297	$293	$293
Paid claims(1)	(44)	(52)	(42)	(40)	(33)	(167)
Increase in reserves	38	35	38	44	37	154

Ending Reserves	$274	$280	$297	$301	$297	$280

Loan Amount(2),(3)

Over $550K	17%	17%	17%	16%	16%
$400K to $550K	20	20	20	20	20
$250K to $400K	35	35	35	35	35
$100K to $250K	23	23	23	24	24
$100K or Less	5	5	5	5	5

Total	100%	100%	100%	100%	100%

Average Primary Loan Size (in thousands)(3)	$228	$227	$226	$224	$223

All amounts presented in Australian dollars.

(1)	Paid claims exclude adjustments for expected recoveries related to loss reserves and prior paid claims.
(2)	The percentages in this table are based on the amount of primary insurance in-force in each loan band as a percentage of total insurance in-force.
(3)	The business currently has structured insurance transactions with two lenders where it is in a secondary loss position. The loans in-force associated with these arrangements are excluded from these metrics.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$722	$680	$748	$736	$758	$2,922
Net investment income	688	697	683	694	681	2,755
Net investment gains (losses)	8	43	27	57	7	134
Policy fees and other income	163	166	154	170	170	660

Total revenues	1,581	1,586	1,612	1,657	1,616	6,471

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,238	1,298	1,255	1,163	1,164	4,880
Interest credited	119	117	128	129	132	506
Acquisition and operating expenses, net of deferrals	141	122	149	144	157	572
Amortization of deferred acquisition costs and intangibles	71	107	50	101	70	328
Interest expense	4	4	3	3	3	13

Total benefits and expenses	1,573	1,648	1,585	1,540	1,526	6,299

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	8	(62)	27	117	90	172
Provision (benefit) for income taxes	6	(23)	10	41	32	60

INCOME (LOSS) FROM CONTINUING OPERATIONS	2	(39)	17	76	58	112

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(9)	(45)	(28)	(57)	(8)	(138)
Taxes on adjustments	2	15	10	20	3	48

ADJUSTED OPERATING INCOME (LOSS)	$(5)	$(69)	$(1)	$39	$53	$22

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(8)	$(43)	$(27)	$(57)	$(7)	$(134)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(2)	(1)	—	(1)	(4)

Net investment (gains) losses, net	$(9)	$(45)	$(28)	$(57)	$(8)	$(138)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$631	$595	$641	$623	$634	$2,493
Net investment income	382	386	369	369	356	1,480
Net investment gains (losses)	6	17	23	44	3	87
Policy fees and other income	1	1	—	—	1	2

Total revenues	1,020	999	1,033	1,036	994	4,062

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	928	853	896	821	835	3,405
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	93	80	98	97	112	387
Amortization of deferred acquisition costs and intangibles	27	22	23	23	23	91
Interest expense	—	—	—	—	—	—

Total benefits and expenses	1,048	955	1,017	941	970	3,883

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(28)	44	16	95	24	179
Provision (benefit) for income taxes	(1)	15	6	34	8	63

INCOME (LOSS) FROM CONTINUING OPERATIONS	(27)	29	10	61	16	116

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(6)	(17)	(23)	(44)	(3)	(87)
Taxes on adjustments	1	5	8	16	1	30

ADJUSTED OPERATING INCOME (LOSS)	$(32)	$17	$(5)	$33	$14	$59

RATIOS:
Loss Ratio(1)	84.1%	82.0%	78.8%	71.0%	72.0%	75.9%
Gross Benefits Ratio(2)	147.2%	143.3%	139.8%	131.8%	131.6%	136.6%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$91	$85	$107	$113	$124	$429
Net investment income	124	117	124	126	125	492
Net investment gains (losses)	5	11	7	5	3	26
Policy fees and other income	159	161	151	167	165	644

Total revenues	379	374	389	411	417	1,591

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	247	324	280	248	261	1,113
Interest credited	61	55	63	62	63	243
Acquisition and operating expenses, net of deferrals	35	34	36	33	33	136
Amortization of deferred acquisition costs and intangibles	29	78	13	62	29	182
Interest expense	4	4	3	3	3	13

Total benefits and expenses	376	495	395	408	389	1,687

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3	(121)	(6)	3	28	(96)
Provision (benefit) for income taxes	—	(43)	(2)	1	10	(34)

INCOME (LOSS) FROM CONTINUING OPERATIONS	3	(78)	(4)	2	18	(62)

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(5)	(11)	(7)	(5)	(3)	(26)
Taxes on adjustments	1	4	2	2	1	9

ADJUSTED OPERATING INCOME (LOSS)	$(1)	$(85)	$(9)	$(1)	$16	$(79)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	182	194	190	199	200	783
Net investment gains (losses)	(3)	15	(3)	8	1	21
Policy fees and other income	3	4	3	3	4	14

Total revenues	182	213	190	210	205	818

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	63	121	79	94	68	362
Interest credited	58	62	65	67	69	263
Acquisition and operating expenses, net of deferrals	13	8	15	14	12	49
Amortization of deferred acquisition costs and intangibles	15	7	14	16	18	55
Interest expense	—	—	—	—	—	—

Total benefits and expenses	149	198	173	191	167	729

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	33	15	17	19	38	89
Provision for income taxes	7	5	6	6	14	31

INCOME FROM CONTINUING OPERATIONS	26	10	11	13	24	58

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	2	(17)	2	(8)	(2)	(25)
Taxes on adjustments	—	6	—	2	1	9

ADJUSTED OPERATING INCOME (LOSS)	$28	$(1)	$13	$7	$23	$42

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$3	$(15)	$3	$(8)	$(1)	$(21)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	(2)	(1)	—	(1)	(4)

Net investment (gains) losses, net	$2	$(17)	$2	$(8)	$(2)	$(25)

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income—Runoff Segment

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$42	$41	$40	$41	$38	$160
Net investment gains (losses)	(14)	(8)	9	7	8	16
Policy fees and other income	40	40	41	41	41	163

Total revenues	68	73	90	89	87	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	8	8	5	9	4	26
Interest credited	37	35	36	34	35	140
Acquisition and operating expenses, net of deferrals	15	14	16	16	15	61
Amortization of deferred acquisition costs and intangibles	7	4	7	7	6	24
Interest expense	—	1	—	1	—	2

Total benefits and expenses	67	62	64	67	60	253

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1	11	26	22	27	86
Provision for income taxes	—	2	8	7	8	25

INCOME FROM CONTINUING OPERATIONS	1	9	18	15	19	61

ADJUSTMENTS TO INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	12	7	(8)	(7)	(7)	(15)
Taxes on adjustments	(3)	(3)	3	3	2	5

ADJUSTED OPERATING INCOME	$10	$13	$13	$11	$14	$51

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:

Net investment (gains) losses, gross	$14	$8	$(9)	$(7)	$(8)	$(16)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(2)	(1)	1	—	1	1

Net investment (gains) losses, net	$12	$7	$(8)	$(7)	$(7)	$(15)

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Adjusted Operating Income (Loss)—Corporate and Other(1)

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$2	$2	$3	$1	$2	$8
Net investment income	2	—	4	—	1	5
Net investment gains (losses)	(1)	(7)	(7)	(12)	(12)	(38)
Policy fees and other income	(2)	—	1	(2)	(1)	(2)

Total revenues	1	(5)	1	(13)	(10)	(27)

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	2	—	1	3
Acquisition and operating expenses, net of deferrals	11	30	19	14	14	77
Amortization of deferred acquisition costs and intangibles	1	—	2	—	—	2
Interest expense	65	63	63	63	53	242

Total benefits and expenses	78	93	86	77	68	324

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(77)	(98)	(85)	(90)	(78)	(351)
Benefit for income taxes	(17)	(483)	(23)	(39)	(23)	(568)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(60)	385	(62)	(51)	(55)	217

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	1	7	7	12	12	38
Expenses related to restructuring	—	—	—	—	1	1
Taxes on adjustments	—	(2)	(3)	(4)	(4)	(13)

ADJUSTED OPERATING INCOME (LOSS)	$(59)	$390	$(58)	$(43)	$(46)	$243

(1)	Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain smaller international mortgage insurance businesses.

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Investments Summary

(amounts in millions)

		March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade:
Public fixed maturity securities		$33,438	45%	$34,281	45%	$34,315	45%	$33,699	44%	$33,049	44%
Private fixed maturity securities		12,278	16	12,504	16	12,354	16	12,058	16	11,483	15
Residential mortgage-backed securities(1)		3,780	5	4,000	6	4,148	6	4,257	6	4,340	6
Commercial mortgage-backed securities		3,332	4	3,426	5	3,393	5	3,387	5	3,283	5
Other asset-backed securities		3,067	4	3,060	4	3,057	4	3,181	4	3,214	4
State and political subdivisions		2,876	4	2,926	4	2,860	4	2,805	4	2,710	4
Non-investment grade fixed maturity securities		2,309	3	2,328	3	2,425	3	2,557	3	2,518	3
Equity securities:
Common stocks and mutual funds		210	1	229	—	211	—	219	—	202	—
Preferred stocks		589	1	591	1	554	1	636	1	507	1
Commercial mortgage loans		6,336	8	6,341	8	6,268	8	6,237	8	6,107	8
Restricted commercial mortgage loans related to securitization entities		99	—	107	—	111	—	118	—	122	—
Policy loans		1,789	2	1,786	3	1,818	3	1,824	2	1,761	3
Cash, cash equivalents, restricted cash and short-term investments		3,605	5	3,777	5	3,623	5	3,799	5	4,021	5
Securities lending		252	1	268	—	237	—	226	1	281	1
Other invested assets:	Limited partnerships	301	1	258	—	244	—	240	—	224	—
	Derivatives:
	Long-term care (LTC) forward starting swap—cash flow	54	—	74	—	70	—	243	—	227	—
	Other cash flow	114	—	1	—	2	—	2	—	4	—
	Equity index options—non-qualified	60	—	80	—	81	—	81	—	77	—
	Other non-qualified	1	—	121	—	108	—	418	1	367	1
	Trading portfolio	—	—	—	—	—	—	—	—	71	—
	Restricted other invested assets related to securitization entities	—	—	—	—	—	—	81	—	84	—
	Other	130	—	109	—	61	—	21	—	18	—

Total invested assets and cash		$74,620	100%	$76,267	100%	$75,940	100%	$76,089	100%	$74,670	100%

Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$12,673	29%	$13,248	29%	$13,494	30%	$13,541	30%	$13,270	30%
AA		4,409	10	4,380	10	4,221	9	4,244	9	4,369	10
A		12,637	28	13,261	29	13,328	29	13,044	29	12,770	29
BBB		13,164	30	13,271	29	13,262	29	12,972	29	12,688	28
BB		1,328	3	1,356	3	1,413	3	1,476	3	1,489	3
B		126	—	109	—	115	—	114	—	113	—
CCC and lower		40	—	40	—	49	—	60	—	60	—

Total public fixed maturity securities		$44,377	100%	$45,665	100%	$45,882	100%	$45,451	100%	$44,759	100%

Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
AAA		$1,973	12%	$1,848	11%	$1,818	11%	$1,753	11%	$1,695	11%
AA		2,125	13	2,148	13	2,039	12	2,023	12	1,970	12
A		4,731	28	4,856	29	4,835	29	4,957	30	4,836	31
BBB		7,059	42	7,185	43	7,130	43	6,853	42	6,481	41
BB		762	5	765	4	801	5	854	5	802	5
B		51	—	48	—	38	—	40	—	41	—
CCC and lower		2	—	10	—	9	—	13	—	13	—

Total private fixed maturity securities		$16,703	100%	$16,860	100%	$16,670	100%	$16,493	100%	$15,838	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Fixed Maturity Securities Summary

(amounts in millions)

	March 31, 2018		December 31, 2017		September 30, 2017		June 30, 2017		March 31, 2017
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:
U.S. government, agencies and government-sponsored enterprises	$5,398	9%	$5,548	9%	$5,670	9%	$5,629	9%	$5,493	9%
State and political subdivisions	2,876	5	2,926	5	2,860	5	2,806	4	2,710	4
Foreign government	2,299	4	2,233	4	2,226	4	2,091	3	1,817	3
U.S. corporate	27,998	46	28,636	46	28,482	45	28,071	47	27,423	46
Foreign corporate	12,257	20	12,611	20	12,623	20	12,430	20	12,224	21
Residential mortgage-backed securities	3,836	6	4,057	6	4,209	7	4,319	7	4,404	7
Commercial mortgage-backed securities	3,342	5	3,446	5	3,414	5	3,406	5	3,302	5
Other asset-backed securities	3,074	5	3,068	5	3,068	5	3,192	5	3,224	5

Total fixed maturity securities	$61,080	100%	$62,525	100%	$62,552	100%	$61,944	100%	$60,597	100%

Corporate Bond Holdings—Industry Sector:
Investment Grade:
Finance and insurance	$8,934	22%	$9,064	22%	$9,062	22%	$8,961	22%	$8,661	22%
Utilities	5,800	15	5,951	15	5,920	14	5,832	14	5,604	14
Energy	3,381	8	3,442	8	3,360	8	3,151	8	3,049	8
Consumer—non-cyclical	5,124	13	5,363	13	5,385	13	5,346	13	5,316	13
Consumer—cyclical	1,866	5	1,973	5	1,950	5	1,907	5	1,840	4
Capital goods	2,838	7	2,837	7	2,753	7	2,706	7	2,732	7
Industrial	2,089	5	2,143	5	2,141	5	2,093	5	2,025	5
Technology and communications	3,329	8	3,422	8	3,336	8	3,302	8	3,252	8
Transportation	1,943	5	2,001	5	1,993	5	1,853	4	1,841	5
Other	2,909	7	3,001	7	3,066	8	3,077	8	3,045	8

Subtotal	38,213	95	39,197	95	38,966	95	38,228	94	37,365	94

Non-Investment Grade:
Finance and insurance	201	1	199	1	221	1	219	1	244	1
Utilities	77	—	64	—	65	—	69	—	51	—
Energy	456	1	506	1	543	1	653	2	685	2
Consumer—non-cyclical	224	1	180	1	159	—	182	—	189	1
Consumer—cyclical	176	—	172	—	188	1	186	1	183	—
Capital goods	173	—	163	—	155	—	155	—	162	—
Industrial	219	1	247	1	263	1	266	1	251	1
Technology and communications	418	1	405	1	418	1	416	1	403	1
Transportation	17	—	11	—	31	—	30	—	29	—
Other	81	—	103	—	96	—	97	—	85	—

Subtotal	2,042	5	2,050	5	2,139	5	2,273	6	2,282	6

Total	$40,255	100%	$41,247	100%	$41,105	100%	$40,501	100%	$39,647	100%

Fixed Maturity Securities—Contractual Maturity Dates:
Due in one year or less	$1,677	3%	$1,738	3%	$1,966	3%	$1,906	3%	$1,776	3%
Due after one year through five years	11,146	18	11,197	18	11,333	18	10,967	18	10,764	18
Due after five years through ten years	12,876	21	12,865	20	12,933	21	12,722	21	12,386	20
Due after ten years	25,129	41	26,154	42	25,629	41	25,432	41	24,741	41

Subtotal	50,828	83	51,954	83	51,861	83	51,027	83	49,667	82
Mortgage and asset-backed securities	10,252	17	10,571	17	10,691	17	10,917	17	10,930	18

Total fixed maturity securities	$61,080	100%	$62,525	100%	$62,552	100%	$61,944	100%	$60,597	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities—taxable	$635	$648	$640	$649	$641	$2,578
Fixed maturity securities—non-taxable	3	3	3	3	3	12
Commercial mortgage loans	82	75	78	76	77	306
Restricted commercial mortgage loans related to securitization entities	2	2	3	2	2	9
Equity securities	10	10	9	9	8	36
Other invested assets	37	39	35	30	31	135
Limited partnerships	2	12	4	5	1	22
Restricted other invested assets related to securitization entities	—	—	—	1	—	1
Policy loans	43	33	39	39	42	153
Cash, cash equivalents, restricted cash and short-term investments	12	10	10	10	6	36

Gross investment income before expenses and fees	826	832	821	824	811	3,288
Expenses and fees	(22)	(20)	(24)	(23)	(21)	(88)

Net investment income	$804	$812	$797	$801	$790	$3,200

Annualized Yields
Fixed maturity securities—taxable	4.4%	4.5%	4.5%	4.6%	4.5%	4.5%
Fixed maturity securities—non-taxable	3.7%	3.7%	3.7%	3.7%	3.7%	3.7%
Commercial mortgage loans	5.2%	4.8%	5.0%	4.9%	5.0%	4.9%
Restricted commercial mortgage loans related to securitization entities	7.8%	7.3%	10.5%	6.7%	6.4%	7.7%
Equity securities	5.1%	5.4%	5.1%	5.3%	4.9%	5.2%
Other invested assets	129.8%	167.7%	1251.7%	601.0%	81.1%	132.4%
Limited partnerships(1)	2.9%	19.1%	6.6%	8.6%	1.9%	9.4%
Restricted other invested assets related to securitization entities	—%	—%	—%	4.8%	—%	1.1%
Policy loans	9.6%	7.3%	8.6%	8.7%	9.6%	8.6%
Cash, cash equivalents, restricted cash and short-term investments	1.3%	1.1%	1.1%	1.0%	0.7%	1.0%

Gross investment income before expenses and fees	4.8%	4.7%	4.7%	4.7%	4.7%	4.7%
Expenses and fees	-0.2%	-0.1%	-0.2%	-0.1%	-0.2%	-0.1%

Net investment income	4.6%	4.6%	4.5%	4.6%	4.5%	4.6%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity and equity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 49 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are equity-based and do not have fixed returns by period.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2018	2017
	1Q	4Q	3Q	2Q	1Q	Total
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$(3)	$38	$27	$56	$15	$136
U.S. government, agencies and government-sponsored enterprises	—	1	—	1	(10)	(8)
Foreign corporate	(3)	1	(2)	3	20	22
Foreign government	—	—	(1)	1	2	2
Mortgage-backed securities	(2)	(1)	—	—	—	(1)
Asset-backed securities	—	(1)	—	(8)	(5)	(14)
Equity securities(1)	—	2	3	—	2	7
Foreign exchange	(1)	1	3	10	5	19

Total net realized gains (losses) on available-for-sale securities	(9)	41	30	63	29	163

Impairments:
Corporate fixed maturity securities	—	—	—	—	(1)	(1)
Limited partnerships	—	(1)	—	(1)	—	(2)
Equity securities	—	(1)	(1)	(1)	—	(3)

Total impairments	—	(2)	(1)	(2)	(1)	(6)

Net realized gains (losses) on equity securities sold(1)	2	—	—	—	—	—
Net unrealized gains (losses) on equity securities still held(1)	(18)	—	—	—	—	—
Trading securities	—	—	—	1	—	1
Limited partnerships	7	—	—	—	—	—
Commercial mortgage loans held-for-sale market valuation allowance	—	—	1	1	1	3
Net gains (losses) related to securitization entities	—	2	1	2	2	7
Derivative instruments	(13)	4	54	36	3	97

Net investment gains (losses), gross	(31)	45	85	101	34	265
Adjustment for DAC and other intangible amortization and certain benefit reserves	3	3	—	—	—	3
Adjustment for net investment (gains) losses attributable to noncontrolling interests	11	(7)	(23)	(22)	(14)	(66)

Net investment gains (losses), net	$(17)	$41	$62	$79	$20	$202

(1)	The change in the classification of equity securities related to the impact of adopting new accounting guidance related to the recognition and measurement of financial assets and financial liabilities on January 1, 2018.

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
U.S. GAAP Basis ROE
Net income (loss) available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$774	$817	$342	$(145)	$(175)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,091	$9,923	$9,778	$9,781	$9,770
U.S. GAAP Basis ROE (1)/(2)	7.7%	8.2%	3.5%	-1.5%	-1.8%

Operating ROE
Adjusted operating income (loss) for the twelve months ended(1)	$678	$696	$233	$(248)	$(276)
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss)(2)	$10,091	$9,923	$9,778	$9,781	$9,770
Operating ROE (1)/(2)	6.7%	7.0%	2.4%	-2.5%	-2.8%

Quarterly Average ROE	Three months ended
	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
U.S. GAAP Basis ROE
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$112	$353	$107	$202	$155
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,391	$10,213	$9,979	$9,820	$9,633
Annualized U.S. GAAP Quarterly Basis ROE (3)/(4)	4.3%	13.8%	4.3%	8.2%	6.4%

Operating ROE
Adjusted operating income for the period ended(3)	$125	$326	$76	$151	$143
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income (loss)(4)	$10,391	$10,213	$9,979	$9,820	$9,633
Annualized Operating Quarterly Basis ROE (3)/(4)	4.8%	12.8%	3.0%	6.2%	5.9%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)	The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.
(2)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), for the most recent five quarters.
(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)	Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss), is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss).

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Reconciliation of Core Yield

		2018	2017
	(Assets—amounts in billions)	1Q	4Q	3Q	2Q	1Q	Total
	Reported—Total Invested Assets and Cash	$74.6	$76.3	$75.9	$76.1	$74.7	$76.3
	Subtract:
	Securities lending	0.2	0.3	0.2	0.2	0.3	0.3
	Unrealized gains (losses)	3.7	5.4	5.1	5.6	4.6	5.4

	Adjusted end of period invested assets and cash	$70.7	$70.6	$70.6	$70.3	$69.8	$70.6

(A)	Average Invested Assets and Cash Used in Reported Yield Calculation	$70.7	$70.6	$70.5	$70.1	$69.7	$70.1
	Subtract:
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	0.1	—	0.1	0.1	0.1	0.1

(B)	Average Invested Assets and Cash Used in Core Yield Calculation	$70.6	$70.6	$70.4	$70.0	$69.6	$70.0

	(Income—amounts in millions)

(C)	Reported—Net Investment Income	$804	$812	$797	$801	$790	$3,200
	Subtract:
	Bond calls and commercial mortgage loan prepayments	11	13	10	8	6	37
	Other non-core items(2)	(2)	3	3	8	3	17
	Restricted commercial mortgage loans and other invested assets related to securitization entities(1)	1	2	1	2	1	6

(D)	Core Net Investment Income	$794	$794	$783	$783	$780	$3,140

(C) / (A)	Reported Yield	4.55%	4.60%	4.52%	4.57%	4.53%	4.56%
(D) / (B)	Core Yield	4.50%	4.50%	4.45%	4.47%	4.48%	4.48%

Note:	Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1) Represents the incremental assets and investment income related to restricted commercial mortgage loans and other invested assets.

(2) Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

Financial Strength Ratings As Of April 30, 2018

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BB+ (Marginal)	Ba1 (Questionable)	Not rated
Genworth Financial Mortgage Insurance Company Canada(1)	A+ (Strong)	Not rated	Not rated
Genworth Financial Mortgage Insurance Pty Limited (Australia)(2)	A+ (Strong)	Baa1 (Adequate)	Not rated
Genworth Life Insurance Company	B+ (Weak)	B3 (Poor)	B- (Fair)
Genworth Life and Annuity Insurance Company	B+ (Weak)	Ba3 (Questionable)	B+ (Good)
Genworth Life Insurance Company of New York	B+ (Weak)	B3 (Poor)	B- (Fair)

The S&P, Moody’s, A.M. Best, Dominion Bond Rating Service (DBRS) and Fitch Rating Service (Fitch) ratings included are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that insurers rated “A” (Strong), “BB” (Marginal) or “B” (Weak) have strong, marginal or weak financial security characteristics, respectively. The “A,” “BB” and “B” ranges are the third-, fifth- and sixth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a major rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “A+,” “BB+” and “B+” ratings are the fifth-, eleventh- and fourteenth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security and that insurance companies rated “Ba” (Questionable) or “B” (Poor) offer questionable financial security. The “Baa” (Adequate), “Ba” (Questionable) and “B” (Poor) ranges are the fourth-, fifth- and sixth-highest, respectively, of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa1,” “Ba1,” “Ba3” and “B3” ratings are the eighth-, eleventh-, thirteenth and sixteenth-highest, respectively, of Moody’s 21 ratings categories.

A.M. Best states that its “B+” (Good) rating is assigned to those companies that have, in its opinion, a good ability to meet their ongoing insurance obligations while “B-” (Fair) is assigned to those companies that have, in its opinion, a fair ability to meet their ongoing insurance obligations. The “B+” (Good) and “B-” (Fair) ratings are the sixth- and eighth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

DBRS states that long-term obligations rated “AA” are of superior credit quality. The capacity for the payment of financial obligations is considered high and unlikely to be significantly vulnerable to future events. Credit quality differs from “AAA” only to a small degree.

The Australian mortgage insurance subsidiary also solicits a rating from Fitch. Fitch states that “A” (Strong) rated insurance companies are viewed as possessing strong capacity to meet policyholder and contract obligations. The “A” rating category is the third-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “A+” rating is the fifth-highest of Fitch’s 21 ratings categories.

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA-.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA-” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA-” long-term rating is the second-highest of HR Rating’s eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, A.M. Best, DBRS, Fitch and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. Other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis.

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by DBRS.
(2)	Genworth Financial Mortgage Insurance Pty Limited (Australia) is also rated “A+” by Fitch.